--------------------------------------

                                 Amendment No. 1
                                       to
                                Investor Note of
                     --------------------------------------

     Pursuant to Section 7.8 of the Investor Note, dated __________ ___, 2002 ("Investor Note") delivered by ("Maker") to Aearo Corporation ("Lender") and
Section 4.5 of the Executive Security Purchase Agreement by and between Maker and Lender, the Investor Note is amended as follows:

     1. Section 1.4 of the Investor Note is hereby amended to read as follows:

     1.4 Scheduled Payment Term. The Maker shall be required to repay to the Lender the entire principal amount hereof outstanding on the date set forth on
Schedule 1 hereto under "Final Maturity".

     2. Section 2 of the Investor Note is hereby amended to read as follows:

     SECTION 2. Interest. Interest will accrue on the outstanding principal amount of this Investor Note at the rate per annum set forth on Schedule 1 hereto under "Interest Rate", and shall be payable as set forth on Schedule 1 hereto under "Interest Payments".

     3. Schedule 1 to the Investor Note is amended to read as provided below.

------------------ -------------------- -------------- -----------------------
                    Interest Rate and
 Principal Amount   Interest Payments    Installments      Final Maturity
                        Schedule
------------------ -------------------- -------------- -----------------------
  $                 2.73% per annum          None       Due on the earliest
                    payable on date of                  date to occur of:
                    Final Maturity                      (i) acceleration
                                                        under Section 1.1;
                                                        (ii) Termination of
                                                        Employment under
                                                        Section 3.1; or
                                                        (iii) Event of
                                                        Default under Section 6.

----------------------- ------------------------ ----------------------- -------

     4. The Investor Note, and the Pledge and Security Agreement between Maker and Lender related thereto, shall otherwise remain in full force and effect.

     IN WITNESS WHEREOF, Maker and a duly authorized officer of Lender have executed this Amendment effective ___________ ___, 2002, in order to reduce the interest rate, and to defer the time for payment of principal and interest, under the Investor Note.

         "MAKER"                                "LENDER"
                                           AEARO CORPORATION


__________________________________  By: _____________________________
        (Printed Name)                  Jeffrey S. Kulka
                                        Vice President, Chief Financial Officer